UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 15, 2008
Southern Community Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-50252	58-2639705

(State of	(Commission File No.)	(IRS Employer
Incorporation)		Identification No.)
525 North Jeff Davis Drive, Fayetteville, Georgia 30214
(Address of Principal Executive Offices, including Zip Code)
(770) 461-4365
(Registrant’s Telephone Number, including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On October 15, 2008 Leslye L. Grindle was terminated from her position as CFO of Southern Community Bancshares, Inc. (the “Company”). The Company has engaged an independent contractor to assist with the functions that were performed by Ms. Grindle until a permanent replacement is appointed by the board.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 21, 2008	SOUTHERN COMMUNITY BANCSHARES, INC.

	By:	/s/ David Coxon

David Coxon
Chief Executive Officer